EXHIBIT B

Power of Attorney

Know all by these presents, that the undersigned hereby makes, constitutes and appoints Timothy Sperry,  with full power of substitution and re-substitution, the undersigned’s true and lawful attorney‑in‑fact (each of such person and their substitutes being referred to herein as the “Attorney-in-Fact”), with full power to act for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to:

Prepare, execute and submit to the SEC, Maxeon Solar Technologies, Ltd. (“the Company”), and/or any national securities exchange on which the Company’s securities are listed, any and all reports(including any amendments thereto) the undersigned is required to file with the SEC, or which the Attorney-in-Fact considers it advisable to file with the SEC, with respect to beneficial ownership of the Company’s securities, under Section 13(d) or Section 16 of the Exchange Act or any rule or regulation thereunder, or under Rule 144 under the Securities Act of 1933 (“Rule 144”), with respect to the any security of the Company, including Forms 3, 4 and 5, Schedules 13D and 13G, and Form 144, as applicable, it being understood that Section 16 does not currently apply to the Company but may in the future; and

Obtain, as the undersigned’s representative and on the undersigned’s behalf, information regarding transactions in the Company’s equity securities from any third party, including the Company and any brokers, dealers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such third party to release any such information to the Attorney-in-Fact.

The undersigned acknowledges that:

a)
This Power of Attorney authorizes, but does not require, the Attorney-in-Fact to act in his or her discretion on information provided to such Attorney-in-Fact without independent verification of such information;

b)
Any documents prepared or executed by the Attorney-in-Fact on behalf of the undersigned pursuant to this Power of Attorney will be in such form and will contain such information as the Attorney-in-Fact, in his or her discretion, deems necessary or desirable.

c)
Neither the Company nor the Attorney-in-Fact assumes any liability for the undersigned’s responsibility to comply with the requirements of Section 13(d) or Section 16 of the Exchange Act or Rule 144, any liability of the undersigned for any failure to comply with such requirements, or any liability of the undersigned for disgorgement of profits under Section 16(b) of the Exchange Act; and

d)
This Power of Attorney does not relieve the undersigned from responsibility for compliance with the undersigned’s obligations under Section 13(d) or Section 16 of the Exchange Act, including, without limitation, the reporting requirements under Section 13 or Section 16 of the Exchange Act.

The undersigned hereby grants to the Attorney-in-Fact full power and authority to do and perform each and every act and thing requisite, necessary or advisable to be done in connection with the foregoing, as fully, to all intents and purposes, as the undersigned might or could do in person, hereby ratifying and confirming all that the Attorney-in-Fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by authority of this Power of Attorney.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file applicable beneficial ownerships forms (e.g., Forms 4 or 5 or Schedules 13D or 13G or Form 144) with respect to the undersigned’s holdings of and transactions in securities of the Company, unless earlier revoked by the undersigned in a signed writing delivered to the Attorney-in-Fact. This Power of Attorney revokes all previous powers of attorney with respect to the subject matter of this Power of Attorney.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of July 10, 2024.

/s/ Kenneth Tropin
KENNETH TROPIN

EXHIBIT B (CONT)

Power of Attorney

Know all by these presents, that the undersigned hereby makes, constitutes and appoints Timothy Sperry,  with full power of substitution and re-substitution, the undersigned’s true and lawful attorney‑in‑fact (each of such person and their substitutes being referred to herein as the “Attorney-in-Fact”), with full power to act for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to:

Prepare, execute and submit to the SEC, Maxeon Solar Technologies, Ltd. (“the Company”), and/or any national securities exchange on which the Company’s securities are listed, any and all reports(including any amendments thereto) the undersigned is required to file with the SEC, or which the Attorney-in-Fact considers it advisable to file with the SEC, with respect to beneficial ownership of the Company’s securities, under Section 13(d) or Section 16 of the Exchange Act or any rule or regulation thereunder, or under Rule 144 under the Securities Act of 1933 (“Rule 144”), with respect to the any security of the Company, including Forms 3, 4 and 5, Schedules 13D and 13G, and Form 144, as applicable, it being understood that Section 16 does not currently apply to the Company but may in the future; and

Obtain, as the undersigned’s representative and on the undersigned’s behalf, information regarding transactions in the Company’s equity securities from any third party, including the Company and any brokers, dealers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such third party to release any such information to the Attorney-in-Fact.

The undersigned acknowledges that:

a)
This Power of Attorney authorizes, but does not require, the Attorney-in-Fact to act in his or her discretion on information provided to such Attorney-in-Fact without independent verification of such information;

b)
Any documents prepared or executed by the Attorney-in-Fact on behalf of the undersigned pursuant to this Power of Attorney will be in such form and will contain such information as the Attorney-in-Fact, in his or her discretion, deems necessary or desirable.

c)
Neither the Company nor the Attorney-in-Fact assumes any liability for the undersigned’s responsibility to comply with the requirements of Section 13(d) or Section 16 of the Exchange Act or Rule 144, any liability of the undersigned for any failure to comply with such requirements, or any liability of the undersigned for disgorgement of profits under Section 16(b) of the Exchange Act; and

d)
This Power of Attorney does not relieve the undersigned from responsibility for compliance with the undersigned’s obligations under Section 13(d) or Section 16 of the Exchange Act, including, without limitation, the reporting requirements under Section 13 or Section 16 of the Exchange Act.

The undersigned hereby grants to the Attorney-in-Fact full power and authority to do and perform each and every act and thing requisite, necessary or advisable to be done in connection with the foregoing, as fully, to all intents and purposes, as the undersigned might or could do in person, hereby ratifying and confirming all that the Attorney-in-Fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by authority of this Power of Attorney.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file applicable beneficial ownerships forms (e.g., Forms 4 or 5 or Schedules 13D or 13G or Form 144) with respect to the undersigned’s holdings of and transactions in securities of the Company, unless earlier revoked by the undersigned in a signed writing delivered to the Attorney-in-Fact. This Power of Attorney revokes all previous powers of attorney with respect to the subject matter of this Power of Attorney.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of July 10, 2024.

KGT Inc.

By:	/s/ Brian Douglas
	Name:	Brian Douglas
	Title:	Chief Executive Officer

GRAHAM CAPITAL MANAGEMENT, L.P.

By:	/s/ Brian Douglas
	Name:	Brian Douglas
	Title:	Chief Executive Officer

GRAHAM MACRO STRATEGIC LTD.

By:	/s/ Brian Douglas
	Name:	Brian Douglas
	Title:	Chief Executive Officer, Graham Capital Management, L.P., as investment adviser

GRAHAM CREDIT OPPORTUNITIES LTD.

By:	/s/ Brian Douglas
	Name:	Brian Douglas
	Title:	Chief Executive Officer, Graham Capital Management, L.P., as investment adviser